June 5, 2014 East Coast IDEAS Investor Conference NASDAQ: JBSS Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
Some of the statements in this presentation constitute “forward-looking statements”
about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “would,” “should,”
“expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,”
“propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.
We caution that forward-looking statements are qualified by important factors, risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Our periodic reports filed with the Securities and
Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors, risks and uncertainties.

Who is JBSS?
Who is JBSS?
One of the largest nut processors in the world with fiscal 2013 annual net sales in excess of $730 million
State-of-the-art nut processing capabilities, including what we believe is the single largest nut processing facility in the world
A North American market leader in every major selling channel – from consumer and commercial ingredient customers to contract packaging and export customers
Dual consumer strategy of branded nut and dried fruit programs (Fisher, Orchard
Valley Harvest as well as private brands to major retailers
Commodity procurement expertise with buyers averaging over 20+ years experience
A category leader in packaging and product innovation
Vertically integrated nut processing operation for pecans, peanuts and walnuts
)

Diluted EPS improved by over 600% Operating Cash Flow increased by nearly 400%
Net Sales increased by 9% to a record $734 million
Recent Financial Results
Recent Financial Results
FY 11 –
FY 11 –
FY 13
FY 13
$674,212
$734,334
$1.98
$1.58
$0.26
$35.8 M
$15.9 M
$7.2 M
$700,575

Stock Price $19.50 05/29/2013 Stock Price $25.71 05/28/2014 Outperformed the S&P 500 by over 100%! Creating Shareholder Value Creating Shareholder Value 5

Mission
To be the global leader of quality driven,
innovative nut solutions that enhance
the customer and consumer experience
and achieve consistent, profitable
growth for our stockholders.  We will
accomplish this through our
commitment to a dynamic infrastructure
that maximizes the potential of our
brands, people and processes.
Core Values
Integrity
People
Investment
Customer Driven
Quality
Innovation
Execution
Continuous Improvement
Safety
Resource Conservation

1,300 people strong – 1,300 people strong – 5 strategic locations 5 strategic locations 132 Employees 808 Employees 44 Employees 126 Employees 192 Employees 7

State-of-the-Art
State-of-the-Art
World Class Facility in Elgin, IL
World Class Facility in Elgin, IL
1 Million Square Feet
Comprehensive Allergen
Prevention Programs
Robust Quality Systems
Organic Certification

Distribution Channel Diversification
Distribution Channel Diversification
(Millions of $; % change FY 13 v. FY 12 net sales in $)
* Branded product sales were approximately 30% of total consumer sales
*
Commercial
Ingredients
24%
Contract
Packaging
12%
Consumer
59%
Export
5%

Fiscal 2013 Net Sales $734 Million

10
Channel Diversification
Channel Diversification
Consumer Channel
Branded business
Private Brand business
Commercial Ingredients
Contract Packaging
Export / International
Branded business
Private Brand business
Recipe Nuts
Snack Nuts

We Are Experts In Every Nut Type
We Are Experts In Every Nut Type
Full portfolio of nuts
Broad variety of value-added products
Wide assortment of other snack products
Versatile and customized formulas
Benefits
% of total gross sales
* Other consists of trail and snack mixes which include nut products
*
Appeals to major customers
Adapts to changing consumer needs
Reduces product concentration risks

Peanuts
18%
Pecans
16%
Cashews &
Mixed Nuts
19%
Walnuts
12%
Almonds
17%
Other
18%

12 Integrated Nut Processor Closest To The Source We are experts in our space

We Reach Consumers in 20+ In-Store Points We Reach Consumers in 20+ In-Store Points 13

Corporate Growth Strategies 14

15

16 Recipe Nuts Snack Nuts

17

Fisher Brand Delivering Growth Fisher Brand Delivering Growth 24 m pounds +6% vs. YAGO Fiscal 2014 YTD through Q3 $117 m dollars +2% vs. YAGO 18

Easier to scoop Easier to find in the pantry Freshness seal keeps nuts fresh Innovation that meets the needs of the Consumer… Innovation that meets the needs of the Consumer… Before…. 19

…and the needs of the Retailer …and the needs of the Retailer Easier to Merchandise Reduced Case Count to reduce Inventory Shelf Ready Case to reduce Labor Before…. 20

Food Network recipe vignettes
Simple Twist recipe ideas
Fisher Recipe Contest
National print campaign
We found today’s top culinary chef to inspire consumers
We found today’s top culinary chef to inspire consumers
with simple, exciting usage ideas
with simple, exciting usage ideas

Food Network is #1
Food Network is #1
with
with
Recipe Nut Users!
Recipe Nut Users!
Chef Alex Guarnaschelli

Extending our reach through Print and Digital Media
Extending our reach through Print and Digital Media
that reaches our Core and Millennial Consumer
that reaches our Core and Millennial Consumer
Email
Newsletter
Blogging
Fisher Website &
Mobile Site
Facebook
Twitter

Pinterest

Winning In-Store with Displays! Winning In-Store with Displays! 23 Buy 2 Get Free!

Our Strong Consumer and Retailer Programs are Our Strong Consumer and Retailer Programs are driving Distribution Gains driving Distribution Gains Recipe Nuts 24

Source:  4 wk ending 3/23/2014 in lbs Total US MULO IRI Database
Fisher Recipe has grown Pound Sales for 25 straight
Fisher Recipe has grown Pound Sales for 25 straight
Quad Week Periods versus Prior Year
Quad Week Periods versus Prior Year

15.3%
22.4%
20.7%
29.8% 29.8%
48.2%
21.9%
12.3%
15.9%
22.1%
8.4%
13.1%
4.6%
4.1%
3.2%
11.1%
11.3%
14.3%
19.3%
24.4%
26.6%
17.1%
23.0%
26.8%
22.0%
Fisher
Fisher Recipe Sales in Pounds as measured by IRI – Change versus Prior Year

Growing Fisher Snack by getting the Growing Fisher Snack by getting the Fundamentals Right Fundamentals Right New Products Coupon Support In-Store Merchandising 26

27 Focusing on High Franchise Midwest… Focusing on High Franchise Midwest…

…driving Distribution Gains …driving Distribution Gains Snack Nuts 28

Pure & Simple Goodness Pure & Simple Goodness 29

3 key consumer trends are driving consumer
purchase behavior…
Consumers want to know what’s
Consumers want to know what’s
in their food
in their food
Consumers want products that
Consumers want products that
fit their active lifestyle
fit their active lifestyle
Consumers are more proactive
Consumers are more proactive
about health & wellness
about health & wellness

Consumers want clean, simple ingredients
Source: The Hartman Group, Culture of Wellness 2013 Report
2007
2013
WHEN SHOPPING
WHEN SHOPPING
I LOOK FOR FOOD
I LOOK FOR FOOD
AND BEVERAGES…
AND BEVERAGES…
19%
28%
17%
26%
13%
25%
11%
25%
That are
minimally
processed
That contain
only ingredients
I recognize
That are
locally grown
or produced
With the
shortest list
of ingredients

Consumers want healthy snacking options
Source: Mintel – Healthy Snacking – July 2012
Importance… %
High protein 78
Balanced nutrition 76
High fiber 75
Low calorie 71
Low/no fat 70
No trans fat 68
Source: IRI State of the Snack Industry 2013

Snack Nuts and Trail Mixes provide
Snack Nuts and Trail Mixes provide
the balance of great tasting,
the balance of great tasting,
good-for-you
good-for-you
snacking options
snacking options
Protein and Fiber offer Protein and Fiber offer
satiety, and a feeling satiety, and a feeling
of having eaten of having eaten
something substantial something substantial
enough to be a meal enough to be a meal
64% 64%
of consumers of consumers
are trying to are trying to
eat healthier eat healthier
55% 55%
of consumers of consumers
eat what tastes eat what tastes
good with little good with little
concern of concern of
nutritional value nutritional value

Source: IRI State of the Snack Industry 2013
Consumers want portable snacking options
45% of consumers seek snacks
45% of consumers seek snacks
that can be eaten on the go
that can be eaten on the go
Portable
Portable
Resealable
Resealable
Stays in Place
Stays in Place
Consumers are looking
Consumers are looking
for snacks that are…
for snacks that are…

is the right brand to meet shoppers’ needs
the brand consumers
can trust for Pure &
Simple Goodness
a full assortment of
healthy trail mixes and
core snack nuts
available in single serve
and multi-packs for
active  lifestyles

Non-GMO Verified products reinforce the consumers’ trust in
the brand
The Non-GMO Project offers North
America’s only independent
verification for products made
according to rigorous best practices
for GMO (genetically modified
organisms) avoidance.
2 in 10 2 in 10
shoppers shoppers
(1) The Hartman Group, 2013
(2) Market LOHAS Mambo Track Natural & Organic Shopper  Survey, 2014
80% of health-conscious
consumers seek out non-
GMO products
(2)

19% of consumers
(1)
say they look for non-
GMO certified foods when shopping for foods and
beverages.

1620
1029
997
952
947
831
786
768
581
All 7 items are
in the top 50%
(Last 26 wks in-market)
Unit Velocity / Turns

Consumers have spoken…
we’re a huge hit!
Source: IRI – Latest 26 weeks ending 4/20/14  National grocery retailer

Consumers are trying, liking and coming back for more Source: IRI – Latest 42 weeks ending 4/20/14 National grocery retailer chain 0 50 100 150 200 250 300 350 Unit Sales Per Pt of Distribution 37

“it fits within my merchandising plan” Department Mgr Feedback: 38 Looks Great! Looks Great! Source: National grocery retailer, Produce department managers July 2013

39 Perimeter Display Perimeter Display Keys to success: on-display, on-shelf… on-the-go!!

(Bulk only) BREAUX Markets 11 stores Hawaii As you can see, our game plan is working… 40

Expanding Globally Makes Sense
Expanding Globally Makes Sense
Truly a “world of opportunity” to be a leader in
health and wellness nut/fruit snacks in key
international markets
Favorable Consumer Dynamics
Health and wellness
Food safety/security
Growing personal incomes/affluence
Affinity for quality, premium products
JBSS Assets/Capabilities
Great brands with a story to tell: Fisher, OVH
Global retailer relationship
Innovation and product development
Procurement and manufacturing expertise

Created a geographic-centric sales structure
managing all product lines
Upgraded the organization with experienced
international professionals
Partnered with leading international marketing
brand firms for proprietary research on nut
usage and consumption in Asia
Invested in upgrading the Fisher Snack Nut
positioning and packaging
FY 2013 Accomplishments
FY 2013 Accomplishments

Goal: Significantly Increase Export Sales by FY 2016
Goal: Significantly Increase Export Sales by FY 2016
1.
1.
Build JBSS brands in key markets
Build JBSS brands in key markets
2.
2.
Leverage brands to capture meaningful opportunities
Leverage brands to capture meaningful opportunities
3.
3.
Expand insights for innovation and brand development
Expand insights for innovation and brand development

44 How: Refresh & Upscale Fisher Brand Internationally How: Refresh & Upscale Fisher Brand Internationally 44

Who: China Retailers Who: China Retailers Tier-One Cities Channel focus Tibet 45 Beijing Shanghai Guangzhou Modern retail E - commerce

46
Who: Latin America Retailers
Who: Latin America Retailers
Mexico Dominican Republic
Panama Colombia
Comercial Mexicana
Walmart / Superama
Fisher
“World Table”

Chedraui - Mafer
El Rey - Panama
Liverpool - Mexico
El Dragon – Santo Domingo

Where: Europe, Middle East/Africa and Asia
Where: Europe, Middle East/Africa and Asia
•
Scandinavia
•
U.A.E.
•
Saudi Arabia
•
South Korea
•
Malaysia
•
Japan
•
Philippines
Carrefour - Riyadh
Emart - Seoul
Rustan – Manila

Asia

FY 2013 Accomplishments
FY 2013 Accomplishments
Significant innovative product launches
Expanded our production capabilities
Improved our consumer / shopper insights
Recognized as best-in-class by receiving
3 Supplier of the Year Awards
3 Supplier of the Year Awards

Goal: Preferred Partner to Build Profitable Goal: Preferred Partner to Build Profitable Volume of Value-Added Nuts & Snacks Volume of Value-Added Nuts & Snacks 49

Reduce Foreign Material Complaints
Customer Quality Scorecards
Stringent Corporate Food Safety Programs
Raw Material Sourcing
Product & Packaging Innovation
How: Commitment to Quality, Food Safety,
How: Commitment to Quality, Food Safety,
Innovation & Procurement Expertise
Innovation & Procurement Expertise
Cashews
Macadamias
Cashews
Cashews
Almonds, Walnuts, Pecans, Pistachios,
Peanuts, Raisins, Cranberries
Hazelnuts Pecans, Pine Nuts
Macadamias
Macadamias
Cashews
Pine Nuts

How: Operational Excellence
How: Operational Excellence
Setup
Reduction
5S
Housekeeping
Create Flow
Quality
Balance
Flow
Visual
Management
Continuous
Improvement
Kanban Pull
Systems
Standard
Work
The 9 lean principles of process improvements
Competitive Costs
Production Efficiencies
Waste Reduction
Cross functional communication

FY 2013 / YTD 2014 FY 2013 / YTD 2014 Financial Milestones Financial Milestones 52

53 JBSS JBSS Total Total Outstanding Outstanding Debt Debt FYs FYs 1991 1991 – – 2013 2013 Facility consolidation Improved operating performance $0 $20 $40 $60 $80 $100 $120 $140 $160

JBSS Net Sales FYs 1991 – JBSS Net Sales FYs 1991 – Q3 2014 Q3 2014 Item Rationalization, De-emphasized Commodity Sales, Lower Prices Low Carb Diet Run Up $0 $100 $200 $300 $400 $500 $600 $700 $800 54

JBSS Total Outstanding Debt As % of Net Sales
JBSS Total Outstanding Debt As % of Net Sales
FY’s 1991 –
FY’s 1991 –
2013
2013
Note:  FY 1997 reflects stub year

0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
50.0%
55.0%
60.0%
65.0%
70.0%
75.0%

EBITDA consists of earnings before interest, taxes, depreciation, amortization and non-controlling interest. EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America ("GAAP"), and does not represent cash flow from operations. EBITDA is presented solely as a supplemental disclosure because management believes that it is important in evaluating JBSS's financial performance and market
valuation. In conformity with Regulation G, a reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the following slide.
EBITDA
EBITDA

Reconciliation of Net Income (Loss) to EBITDA
Reconciliation of Net Income (Loss) to EBITDA

(In $ $000's) FY 2003 FY 2004 FY 2005 FY 2006 FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013
Last 4
Quarters
NET INCOME (LOSS) 15,027 22,630 14,499 (16,721) (13,577) (5,957) 6,917 14,425 2,835 17,122 21,760 25,263
INTEREST EXPENSE 4,681 3,434 3,998 6,516 9,347 10,502 7,646 5,653 6,444 5,364 4,754 4,458
INCOME TAX
(BENEFIT) EXPENSE 9,607 14,468 9,269 (8,689) (7,520) (897) (259) 8,447 (49) 9,099 13,536 12,976
DEPRECIATION &
AMORTIZATION 11,248 11,190 10,501 10,000 13,584 15,742 15,922 15,825 16,968 17,117 16,717 16,246
EBITDA 40,563 51,722 38,267 (8,894) 1,834 19,390 30,226 44,350 26,198 48,702 56,767 58,943
NET SALES 419,677 520,811 581,729 579,564 540,858 541,771 553,846 561,633 674,212 700,575 734,334 753,495
EBITDA MARGIN
(% OF NET SALES) 9.7% 9.9% 6.6% -1.5% 0.3% 3.6% 5.5% 7.9% 3.9% 7.0% 7.7% 7.8%

EBITDA*
EBITDA*
-$ 15,000
-$ 10,000
-$ 5,000
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
$50,000
$55,000
$60,000
$65,000
* EBITDA is a non-GAAP measure.  See slide entitled  “Reconciliation of Net Income (Loss)  to EBITDA” for reconciliation to GAAP measure

EBITDA* Margin (% of Net Sales)
EBITDA* Margin (% of Net Sales)

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
*
EBITDA is a non-GAAP measure. See slide entitled “Reconciliation  of  Net  Income (Loss) to  EBITDA”  for reconciliation to GAAP measure

Market prices from survey of JBSS brokers and suppliers Nut Spot Mkt. Prices vs. JBSS Nut Spot Mkt. Prices vs. JBSS Rolling 4 QTR Gross Margins Rolling 4 QTR Gross Margins 60

THANK YOU